UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Ciphergen Biosystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 15, 2007

Dear Stockholders:

It is my pleasure to invite you to the 2007 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. to be held on Friday, June 29, 2007 at 10:00 a.m. at Ciphergen’s principal executive offices located at 6611 Dumbarton Circle, Fremont, California 94555. The enclosed Notice of the Annual Meeting and the Proxy Statement describe the business to be conducted at the meeting.

I hope you will be able to join us. Your vote is important. If you are unable to attend this year’s meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

Thank you for your continued interest and participation in the affairs of Ciphergen Biosystems, Inc.

Sincerely,

Gail S. Page
President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE ELECTION OF TWO CLASS III DIRECTORS
PROPOSAL TWO RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL THREE APPROVE AN AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL FOUR APPROVE AN AMENDMENT TO THE CHARTER TO EFFECT A NAME CHANGE OF THE COMPANY
BOARD MEETINGS AND COMMITTEES
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
OTHER MATTERS
INCORPORATION BY REFERENCE

CIPHERGEN BIOSYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, JUNE 29, 2007

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. (the “Company”), a Delaware corporation, will be held on Friday, June 29, 2007 at 10:00 a.m., local time, at the Company’s offices located at 6611 Dumbarton Circle, Fremont, California 94555, for the following purposes:

1. To elect Michael J. Callaghan, Kenneth J. Conway, and James L. Rathmann as the three (3) Class I directors to the Company’s Board of Directors, each to serve for a two year term (Proposal One);

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal Two);

3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to change the name of the Company to “Vermillion, Inc.” (Proposal Three);

4. To approve an amendment to the Charter to increase the number of authorized shares of the Company’s Common Stock (Proposal Four); and

5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on May 7, 2007 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a Proxy.

Sincerely,

Secretary, Senior Vice President and
Chief Financial Officer

Fremont, California
May 15, 2007

CIPHERGEN BIOSYSTEMS, INC.
6611 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Ciphergen Biosystems, Inc. (the “Company”) for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices on Wednesday, June 29, 2007, at 10:00 a.m. local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and its telephone number is (510) 505-2100.

The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2007, as amended by the Company’s Form 10-K/A (Amendment No. 1) filed with the SEC on April 30, 2007 and the Company’s Form 10-K/A (Amendment No. 2) filed with the SEC on May 4, 2007 (collectively, the “Company’s Annual Report on Form 10-K”) containing financial statements for the fiscal year ended December 31, 2006, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying Proxy and the Company’s Annual Report on Form 10-K will first be mailed on or about May 29, 2007.

Record Date; Share Ownership; Voting

Stockholders of record at the close of business on May 7, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. At the Record Date, 39,263,842 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 133 stockholders. The holders of those shares are entitled to one vote per share on all matters presented at the Annual Meeting. The inspector of elections appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at its principal executive offices (Attention: Investor Relations) either a written notice of revocation or a duly executed proxy bearing a later date, or attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum at the meeting for election of directors and for the other proposals. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If the stockholders present or represented by proxy at the meeting constitute holders of less than a majority of the shares entitled to vote, our meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. An automated system administered by the Company’s agent tabulates the votes.

Abstentions are counted as votes against proposals presented to the stockholders in tabulations of the votes cast on proposals presented to the stockholders.

Broker non-votes are not counted for purposes of determining whether a proposal has been approved. As a result, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the shares present and voting at the Annual Meeting. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal.

Completion of Proxy Cards

When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for directors set forth herein as proposed in Proposal 1, (ii) for the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 as proposed in Proposal 2, (iii) to approve an amendment to the Charter to change the name of the Company to “Vermillion, Inc.” as proposed in Proposal 3; (iv) to approve an amendment to the Charter to increase the number of authorized shares of the Company’s Common Stock as proposed in Proposal 4; and (v) at the discretion of the proxy holders on such other business as may properly come before the Annual Meeting or any adjournment thereof.

Deadline for Receipt of Stockholder Proposals

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s Bylaws and the rules established by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under these requirements, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2008 Annual Meeting of Stockholders must be received by the Company no later than January 30, 2008. If a stockholder intends to present a proposal at the 2008 Annual Meeting of Stockholders and the stockholder does not give appropriate notice to the Company at its principal executive offices (Attn: Corporate Secretary, 6611 Dumbarton Circle, Fremont, California 94555) on or before January 30, 2008, the persons named as proxies may use their discretionary voting authority to vote on the proposal. Stockholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws. The timely submission of a stockholder proposal to the Company does not guarantee that it will be included in the Company’s applicable proxy statement.

PROPOSAL ONE
ELECTION OF TWO CLASS III DIRECTORS

Nominees

The Company’s Board of Directors is divided into three classes, with the terms of office of Class I expiring at the 2007 Annual Meeting of Stockholders, Class II expiring at the 2008 Annual Meeting of Stockholders, and Class III expiring at the 2009 Annual Meeting of Stockholders. The Company currently has nine directors, with three directors in Class I, three directors in Class II and two directors in Class III. The terms of office of the Class I directors — Michael J. Callaghan, Kenneth J. Conway, and James L. Rathmann — will expire at the Annual Meeting. At each Annual Meeting of Stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for director nominees Michael J. Callaghan, Kenneth J. Conway, and James L. Rathmann, who are currently Class I directors of the Company. Each nominee has consented to be named a nominee in the Proxy Statement and to continue to serve as a director if elected. If the nominee becomes unable or declines to serve as a director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the other nominee if possible, or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees.

The Company is not aware of any reason that the nominees will be unable or will decline to serve as directors. The term of office of each person elected as a director will continue until the Company’s 2010 Annual Meeting of Stockholders and until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

The following table sets forth, for the Class I nominees and our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and the office held with the Company as of May 7, 2007. Each of the directors, except for Ms. Page, are independent directors as defined by Rule 4200(a)(15) of the Nasdaq Stock Market listing standards. There is no family relationship between any director or executive officer of the Company, on the one hand, and any other director or executive officer of the Company, on the other hand.

			Director
Name	Age	Position	Since

James L. Rathmann	55	Executive Chairman of the Board of Directors	1993
John A. Young(1)(3)	75	Lead Outside Director	1993
Judy Bruner(2)	48	Director	2003
James S. Burns(2)	60	Director	2005
Michael J. Callaghan(2)(3)	54	Director	1998
Kenneth J. Conway(3)	58	Director	2006
Rajen K. Dalal, Ph.D.(1)	53	Director	2003
Gail S. Page	51	Director	2005

(1)	Member of Nominating and Governance Committee

(2)	Member of Audit Committee

(3)	Member of Compensation Committee

Vote Required

Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See “Quorum; Voting.” The Charter and Bylaws do not provide for cumulative voting. Accordingly, stockholders are not entitled to cumulative the number of votes in favor of any individual candidate for election to the Board of Directors.

Nominees for Election to a Three-Year Term Expiring at the 2010 Annual Meeting of Stockholders

Michael J. Callaghan was a Senior Vice President of MDS Capital Corp. from 1991 through 2006 and became one of our directors in 1998. Prior to joining MDS Capital Corp. in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young, where he became a Chartered Accountant. He received a B. Comm. from McGill University and an M.B.A. from York University.

Kenneth J. Conway has been President of Starfire Ventures, a private biotech venture capital firm, since 2003. He became one of our directors in April 2006. He also serves as a director of several private companies. From 2000 to 2003, he served as Chief Executive Officer at Vitivity, Inc., a wholly-owned subsidiary of Millennium Pharmaceuticals focused on predictive medicine. Prior to founding Vitivity, he was President and Founder of Millennium Predictive Medicine, Inc. from 1997 to 2000. He spent more than 26 years with Chiron Diagnostics Corporation (formerly Ciba Corning), most recently serving as President of U.S. Group and member of the Office of the President. Mr. Conway has also been the Senior Vice President and General Manager of Immuno Diagnostics, where he led the development and commercialization of the ACS.180, a world-leading system in automated immunodiagnostic testing, and Vice President of several business units at Chiron (Ciba Corning), as well as being Vice President of manufacturing at Corning Medical Division. He received a B.S. in ceramic engineering from Rutgers University and attended the Dartmouth Institute Executive Program at Dartmouth College’s Tuck School of Business Administration.

James L. Rathmann has been President of Falcon Technology Management Corporation and a general partner of Falcon Technology Partners, L.P. since its founding in 1993. Mr. Rathmann has been one of our directors since our inception and became our Executive Chairman in December 2005. He serves as a director of several private companies. Prior to joining Falcon Technology in 1993, he was Senior Vice President of Operations at Soft-Switch, Inc. from 1984 to 1993. He received a B.A. in Mathematics from the University of Colorado and an M.S. in Computer Science from the University of Wisconsin.

THE CLASS II AND III DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE
TO ELECT THE NOMINEES FOR CLASS I DIRECTORS LISTED ABOVE
TO THE COMPANY’S BOARD OF DIRECTORS, EACH TO SERVE FOR A THREE YEAR TERM
AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

Directors Continuing in Office Until the 2008 Annual Meeting of Stockholders

James S. Burns has been President and Chief Executive Officer of EntreMed, Inc. since June 2004 and a director since September 2004. He became one of our directors in 2005. From 2001 to 2003, Mr. Burns was a co-founder and served as President and as Executive Vice President of MedPointe, Inc., a specialty pharmaceutical company that develops, markets and sells branded prescription pharmaceuticals. From 2000 to 2001, he served as a founder and Managing Director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout to form MedPointe Pharmaceuticals. Previously, Mr. Burns was a founder, Chairman, President and Chief Executive Officer of Osiris Therapeutics, Inc., a biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. He has also been Vice Chairman of HealthCare Investment Corporation and a founding General Partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies built around new pharmaceutical and biotechnology products; Group President at Becton Dickinson and Company, a multidivisional biomedical products company; and Vice President and Partner at Booz Allen & Hamilton, Inc., a multinational consulting firm. Mr. Burns is Chairman of the Executive Committee of the American Type Culture Collection (ATCC) and serves as a director of Symmetry Medical, Inc. He earned his B.S. and M.S. degrees in biological sciences from the University of Illinois and an M.B.A. from DePaul University.

Rajen K. Dalal, Ph.D.  is an industry consultant and became one of our directors in 2003. From October 2006, he has served as Chief Executive Officer of Aviir, Inc., a molecular diagnostics company. From 2002 to 2005, he was the President and Chief Executive Officer of Guava Technologies, Inc., a biotechnology company based on mammalian cell profiling and analysis. Prior to joining Guava, Dr. Dalal was at Chiron Corporation where he was most recently President of its Blood Testing Division. Prior to joining Chiron in 1991, Dr. Dalal was a leader of McKinsey & Company’s pharmaceuticals and technology management groups. Dr. Dalal received a bachelor’s degree in chemistry from St. Xavier’s College, the University of Bombay; a master’s degree in biochemical engineering from the Massachusetts Institute of Technology; and an M.B.A. from the University of Chicago.

John A. Young has been one of our directors since our inception, was our Chairman from 1995 to December 2005 and became our Lead Outside Director in December 2005. Mr. Young was President and Chief Executive

Officer of Hewlett-Packard Company from 1978 until his retirement in 1992. He serves as a director of another public life science company, Affymetrix, Inc., and also serves as a director of several private companies. He received a B.S.E.E. from Oregon State University and an M.B.A. from the Stanford Graduate School of Business.

Directors Continuing in Office Until the 2009 Annual Meeting of Stockholders

Judy Bruner is Executive Vice President, Administration and Chief Financial Officer of SanDisk Corporation. She became one of our directors in 2003 and is also chairman of our Audit Committee. She joined SanDisk in June 2004 after serving on their board of directors for two years. Ms. Bruner served as Senior Vice President and Chief Financial Officer of palmOne, Inc. from September 1999 through June 2004. Previously, Ms. Bruner held a succession of financial management positions at 3Com Corporation from 1988 to 1999. Ms. Bruner was Controller and Chief Financial Officer at Ridge Computers, Inc. from 1984 to 1988, and she held a variety of financial positions at Hewlett-Packard Company from 1980 to 1984. Ms. Bruner holds a B.A. in economics from the University of California, Los Angeles and an M.B.A. from Santa Clara University.

Gail S. Page has been Chief Executive Officer and a Director since December 2005. She joined us in January 2004 as President of Ciphergen’s Diagnostic Division and an Executive Vice President of Ciphergen Biosystems, Inc., and was promoted to President and Chief Operating Officer of Ciphergen Biosystems, Inc. in August 2005. From October 2000 to January 2003, she was Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, she held various senior level management positions with Laboratory Corporation of America (“LabCorp”). In 1993, she was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, she headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, she was a member of the Scientific Advisory Board and served as its chairman from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, she worked in various functions in the academic and diagnostic industry. She received her Medical Technology degree in 1976 from the University of Florida in combination with an A.S. in cardiopulmonary technology.

PROPOSAL TWO

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007

The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2007, and recommends that stockholders vote for ratification of such selection. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. In the event of a negative vote on such ratification, the Audit Committee will reconsider, but will nevertheless have the discretion to affirm, its selection. Notwithstanding the selection or ratification, the Audit Committee, in its discretion, may direct the selection of a new independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the interest of the Company and its stockholders.

PricewaterhouseCoopers LLP has audited the Company’s financial statements since the year ended December 31, 1994. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees and Non-Audit Fees

The following table presents fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the Company’s financial statements for the years ended December 31, 2005 and 2006, and fees billed during those periods for other services rendered by PricewaterhouseCoopers LLP (in thousands).

	2005	2006

Audit Fees	$1,051	$545
Audit Related Fees	17	14
Tax Fees	3	20

TOTAL	$1,071	$579

Fees for audit services included fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q, as well as assistance with SEC filings related to our debt restructuring and asset sale to Bio-Rad, and statutory audits of the Company’s international subsidiaries. Fees for audit services also included fees related to our earnings restatement in 2005 and the fees related to the audit of internal control over financial reporting to comply with Section 404 of the Sarbanes-Oxley Act of 2002 prior to the Company’s determination that it is a non-accelerated filer and thus was not subject to all the requirements of Section 404 of the Sarbanes-Oxley Act as of December 31, 2005. Audit-related services included advisory work related to certain complex transactions entered into by the Company. Tax fees included tax compliance, tax planning and advisory services to the Company and its international subsidiaries.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating, and overseeing the work of the independent auditor. The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by PricewaterhouseCoopers LLP. The pre-approval policy requires that requests for services by the independent auditor be submitted to the Company’s Chief Financial Officer (CFO) for review and approval. Any requests that are approved by the CFO are then aggregated and submitted to the Audit Committee for approval of services at a meeting of the Audit Committee. Requests may be made with respect to either specific services or a type of service for predictable or recurring services. All permissible non-audit services performed by PricewaterhouseCoopers LLP were approved by the Audit Committee.

All audit, audit-related, tax and other services for 2006, as referenced above, were pre-approved by the Audit Committee, which concluded that the provision of those services by PricewaterhouseCoopers LLP was compatible with the maintenance of the independent registered public accounting firm’s independence. The Audit Committee’s pre-approval policy provides for pre-approval of audit, audit-related, tax and all other services.

Required Vote

The affirmative vote of the holders of a majority of the shares present and voting at the Annual Meeting either in person or by proxy is required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2007.

PROPOSAL THREE
APPROVE AN AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

Proposed Amendment

The Charter currently authorizes the issuance of 85,000,000 total shares including 80,000,000 shares of common stock, with a par value of $0.001 per share, and 5,000,000 shares of preferred stock, with a par value of $0.001 per share. The proposed amendment to the Charter would increase the authorized number of total shares to 155,000,000 and the authorized number of shares of common stock to 150,000,000 shares.

As of May 7, 2007, the Company had approximately 39,263,842 shares of common stock outstanding and approximately 7,255,202 shares of common stock reserved for future issuance under the Company’s employee stock plans, of which approximately 4,056,329 shares were then covered by outstanding options and approximately 2,300,873 shares were then available for future grant. In addition, the Company had, as of May 7, 2007, approximately 2,400,000 shares of common stock reserved for issuance upon the exercise of outstanding warrants, 272,082 shares of common stock reserved for issuance upon conversion of the Company’s outstanding 4.5% Convertible Senior Notes due September 1, 2008 and 8,250,000 shares of common stock reserved for issuance upon conversion of the Company’s 6% Convertible Senior Notes due September 1, 2011. Based on the foregoing number of outstanding and reserved shares of common stock, the Company currently had, as of May 7, 2007, approximately 22,558,874 authorized but unissued, and otherwise unreserved, shares of common stock remaining available for other purposes.

The following is the text of the first paragraph of Article IV of the Charter, including the proposed amendment to the second and third sentences thereof:

“The corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the corporation is authorized to issue is 155,000,000 shares. The number of shares of Common Stock authorized is 150,000,000. The number of shares of Preferred authorized is 5,000,000.”

Purpose and Effect, Including Risk Factors, of the Proposed Amendment

The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common stock for a variety of corporate purposes, such as to make acquisitions through the use of stock, to raise equity and equity-linked capital, to issue shares of common stock and/or equity-linked securities in connection with strategic transactions, to adopt additional employee benefit plans and/or to reserve additional shares for issuance under such plans and under plans of acquired companies.

The Board of Directors believes that the proposed increase in authorized common stock would facilitate the Company’s ability to accomplish business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by the Charter, the Company’s Bylaws, applicable law or the rules of any stock exchange or national securities association trading system on which the Company’s securities may then be listed.

Under the Charter, the Company’s stockholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. If the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, book value per share voting power and shareholdings of current stockholders.

This proposal could have an anti-takeover effect, although that is not the Board’s intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Charter with the Delaware Secretary of State. However, if the Company’s stockholders approve the proposed amendment to the Charter, the Board of Directors retains discretion under Delaware law not to implement the proposed amendment. If the Board of Directors determines, in its discretion, to refrain from implementing the proposed amendment, he number of authorized shares would remain at current levels.

Required Vote

The affirmative vote of the holders of a majority of the shares present and voting at the Annual Meeting either in person or by proxy is required to approve an amendment of the Charter to increase the number of authorized shares as proposed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE AN AMENDMENT OF THE CHARTER TO INCREASE THE NUMBER OF
AUTHORIZED SHARES.

PROPOSAL FOUR

APPROVE AN AMENDMENT TO THE CHARTER TO EFFECT A NAME CHANGE OF THE COMPANY

The name of the Company as sated in the Charter is “Ciphergen Biosystems, Inc.”

Proposed Amendment

The following is the text of the title and the lead-in to and first sentence of paragraph A. of the introductory paragraph of the Charter, including the proposed amendment thereto:

“AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VERMILLION, INC.

Vermillion, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the corporation is Vermillion, Inc.”

Purpose and Effect of the Proposed Amendment

The Board of Directors has recently concluded, with the advice of a marketing consultant retained by the Company, that the Company may achieve greater brand recognition and more positive reaction to its current and prospective marketing efforts if the Company changes its name. With the advice of the Company’s marketing consultant, the Board of Directors considered various factors, including the demographics of the target markets for the Company’s ultimate principal product offerings, in concluding that a name change may benefit the Company and in selecting “Vermillion, Inc.” as the proposed new name of the Company.

The change of our name to Vermillion, Inc. will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. The Company’s stockholders will not be required to surrender or exchange any of stock certificates representing shares of the Company’s common stock that they currently hold.

We may change our NASDAQ trading symbol if the proposed amendment of the Charter to change our name is approved. The Board of Directors will have discretion to implement any such change and, if such change is implemented, the Board will have discretion in determining the new trading symbol, subject to NASDAQ approval.

Required Vote

The affirmative vote of the holders of a majority of the shares present and voting at the Annual Meeting either in person or by proxy is required to approve an amendment to change the name of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE AN AMENDMENT OF THE CHARTER TO EFFECT A NAME CHANGE OF THE COMPANY.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held a total of 9 meetings during the fiscal year ended December 31, 2006. Throughout fiscal year 2006, all directors attended greater than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such directors served.

The Company encourages each of its directors to attend each Annual Meeting of the Company’s stockholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. Three directors attended the 2006 Annual Meeting of Stockholders.

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The charters of these committees are available in the Corporate Governance section on the Company’s website (www.ciphergen.com).

Audit Committee

The Audit Committee is chaired by Judy Bruner and also includes James Burns and Michael J. Callaghan, each of whom is an “independent director” as that term is defined under Rule 10A-3(b)(1) of the Exchange Act and as defined by Rule 4200(a)(15) of the Nasdaq Stock Market listing standards. James Burns was appointed to the Audit Committee on June 7, 2006. All members of the Audit Committee are financially sophisticated and are able to read and understand fundamental financial statements. The Board has determined that Ms. Bruner qualifies as an “audit committee financial expert” as defined under Item 401(h) of Regulation S-K. The Committee is responsible for assuring the integrity of our financial controls, audit and reporting functions. It reviews with our management and our independent registered public accounting firm the effectiveness of our financial controls, accounting and reporting practices and procedures. In addition, the Audit Committee reviews the qualifications of our independent registered public accounting firm, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm, and reviews the scope, fees and results of activities related to audit and non-audit services. The Audit Committee held 7 meetings during fiscal 2006, including five meetings with representatives of the independent registered public accounting firm in attendance. A report of the Audit Committee for the year ended December 31, 2006 is included later in this Proxy Statement.

Compensation Committee

The Compensation Committee is chaired by Kenneth J. Conway and also includes Michael J. Callaghan and John A. Young, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the Nasdaq Stock Market listing standards. The principal responsibility of the Compensation Committee is to administer our stock plans and to set the salaries and incentive compensation, including stock option grants, for the Company’s President and Chief Executive Officer and senior executive officers. The Compensation Committee held three meetings during fiscal 2006. A report of the Compensation Committee is included later in the Company’s Annual Report or Form 10-K.

Nominating and Governance Committee

The Nominating and Governance Committee is chaired by Rajen K. Dalal and also includes John A. Young, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the Nasdaq Stock Market listing standards. The Board has adopted a written charter for the Nominating and Governance Committee. The responsibilities of the Nominating and Governance Committee include developing a Board of Directors capable of advising the Company’s management in fields related to current or future business directions of the Company, and regularly reviewing issues and developments relating to corporate governance issues and formulating and recommending corporate governance standards to the Board of Directors. The Nominating and Governance Committee held three meetings during fiscal 2006.

The Committee approves all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to our stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board.

In addition, the Committee appoints directors to committees of the Board and suggests rotation for chairpersons of committees of the Board as it deems desirable from time to time. The Committee also evaluates and recommends to the Board the termination of membership of individual directors in accordance with the Board’s corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes in directors’ employment or employment status). We have in the past used, and the Committee intends in the future to use, an executive recruiting firm to assist in the identification and evaluation of qualified candidates to join the Board; for these services, the executive recruiting firm is paid a fee. Director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishment and a commitment to ethical business practices.

The Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending re-nomination, and recommends all approved candidates to the Board for appointment or nomination to Company stockholders. The Committee selects as candidates to the Board for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board’s effectiveness in serving the interests of the Company’s stockholders.

The Committee has not established a procedure for considering nominees for director nominated by the Company’s stockholders. The Board believes that our independent committee can identify appropriate candidates to our Board. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our Bylaws.

Stockholders Communications

Stockholders of the Company may communicate directly with the Board in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Ciphergen Biosystems, Inc.
6611 Dumbarton Circle
Fremont, California 94555 U.S.A.

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or to further a personal interest not shared by the other stockholders generally.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee is a separately-designated standing committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and operates under a written charter adopted by the Board of Directors. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent auditor.

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. During 2006 the Audit Committee consisted of directors Judy Bruner, Michael J. Callaghan and John A. Young. James Burns served on the Audit Committee beginning on June 7, 2006 through the end of the year. The Board has adopted a written Audit Committee Charter. A copy of the Audit Committee’s charter is available in the Corporate Governance section of the Company’s website at www.ciphergen.com.

The Audit Committee is comprised of three of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).

The charter of the Audit Committee specifies that the purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2006 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed with representatives of the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended by Statement on Auditing Standards No. 90, “Audit Committee Communication.” In addition, the Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board in its Standard No. 1.

The Committee also discussed with the Company’s independent registered public accounting firm the overall scope and results of its audit. The Committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of its audit of the Company’s financial statements, its evaluation of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the reselection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Respectfully submitted by:
MEMBERS OF THE AUDIT COMMITTEE
Judy Bruner, Chairman
James Burns
Michael J. Callaghan
John A. Young

PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return, assuming the investment of $100 (and the reinvestment of any dividends thereafter) for the period beginning on December 31, 2000 and ending on December 31, 2006 for the Company, the Nasdaq National Market Index and the Nasdaq Biotech Index. The Nasdaq Biotech Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of companies like Ciphergen are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy and the prices of biopharmaceutical stocks. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CUMULATIVE TOTAL RETURN AMONG CIPHERGEN BIOSYSTEMS, INC., THE NASDAQ
NATIONAL MARKET INDEX AND THE NASDAQ BIOTECH INDEX

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

The information contained above under the captions “Audit Committee Report” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% or greater stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal year 2006 all executive officers and directors of the Company complied with all applicable filing requirements.

Certain Business Relationships and Related Party Transactions

In the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in “Employment and Severance Agreements” and (2) the transaction described below.

The Company has entered into indemnification agreements with each of its directors and officers which require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

INCORPORATION BY REFERENCE

The Company filed its Annual Report on Form 10-K for the fiscal year ending December 31, 2006 with the Securities and Exchange Commission (the “SEC”) on April 2, 2007. The Company filed a Form 10-K/A (Amendment No. 1) with the SEC on April 30, 2007 and a Form 10-K/A (Amendment No. 2) with the SEC on May 4, 2007. All of the foregoing are collectively referred to as the “Company’s Annual Report on Form 10-K”. Information under the following captions in the Company’s Annual Report on Form 10-K is hereby incorporated by reference into this Proxy Statement: “Item 8 — Financial Statements and Supplementary Data”; “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”; “Item 7A — Quantitative and Qualitative Disclosures About Market Risk”; “Item 10 — Directors and Executive Officers of the Registrant”; “Item 11 — Executive Compensation”; Item 12 — Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”; and “Item 14 — Principal Accountant Fees and Services”.

BY ORDER OF THE BOARD OF DIRECTORS

Secretary, Senior Vice President and
Chief Financial Officer

Fremont, California
Dated: May 15, 2007

CIPHERGEN BIOSYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 29, 2007
10:00 a.m.
6611 Dumbarton Circle
Fremont, California 94555

Ciphergen Biosystems, Inc. 6611 Dumbarton Circle Fremont, California 94555	proxy

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
JUNE 29, 2007
     The undersigned stockholder of Ciphergen Biosystems, Inc. (the “Company”) hereby appoints Gail S. Page and Debra A. Young, each with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on May 7, 2007, at the Annual Meeting of Stockholders of the Company to be held on June 29, 2007 (the “Annual Meeting”), at 10:00 a.m. at 6611 Dumbarton Circle, Fremont, California 94555 and any adjournments or postponements thereof.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS AND AS SAID PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENTS THEREOF.
     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

ò   Please detach here   ò

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1	To elect Michael J. Callaghan, Kenneth J. Conway, and James L. Rathmann as the three (3) Class III Directors to the Company’s Board of Directors, each to serve for a three year term and until her successor is duly elected and qualified:
01 Michael J. Callaghan 02 Kenneth J. Conway 03 James L. Rathmann	☐ For All	☐ Withheld All	☐ For All Except

Exception: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007:	☐ For	☐ Against	☐ Abstain

3	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock	☐ For	☐ Against	☐ Abstain

4	To approve an amendment to the Certificate of Incorporation to effect a name change of the Company	☐ For	☐ Against

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box

NOTE: Please sign exactly as name appears hereon. Joint Owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.